UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 1, 2008

STEELCASE INC.

Michigan	1-13873	38-0819050
(State of incorporation)	(Commission File Number)	(IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan		49508
(Address of principal executive offices)		(Zip code)
(616) 247-2710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Incentive Compensation Plan Form of Performance Shares Agreement (FY 2009)
Incentive Compensation Plan Form of Performance Units Agreement (FY 2009)
Incentive Compensation Plan Form of Restricted Stock Units Agreement

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On April 2, 2008, the Board of Directors of Steelcase Inc. (the “Company”) appointed Mark T. Mossing to the position of Corporate Controller and Chief Accounting Officer. In such position, Mr. Mossing will serve as the Company’s principal accounting officer. Mr. Mossing, age 50, joined in Company in 1993 as Assistant Corporate Controller and has served as Vice President, Corporate Controller since September 1999.
     The forms of agreement for performance shares and performance units in fiscal year 2009 and for certain restricted stock units under the Steelcase Inc. Incentive Compensation Plan are attached as Exhibits 10.01, 10.02 and 10.03 and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are filed with this Report.

Exhibit Number	Description

10.01	Steelcase Inc. Incentive Compensation Plan Form of Performance Shares Agreement (FY 2009)

10.02	Steelcase Inc. Incentive Compensation Plan Form of Performance Units Agreement (FY 2009)

10.03	Steelcase Inc. Incentive Compensation Plan Form of Restricted Stock Units Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.

Date: April 3, 2008
/s/ David C. Sylvester

David C. Sylvester
Chief Financial Officer
(Duly Authorized Officer and
Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.01	Steelcase Inc. Incentive Compensation Plan Form of Performance Shares Agreement (FY 2009)

10.02	Steelcase Inc. Incentive Compensation Plan Form of Performance Units Agreement (FY 2009)

10.03	Steelcase Inc. Incentive Compensation Plan Form of Restricted Stock Units Agreement